                                                                    EXHIBIT 99.3

05/99                                                                     Page 1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1995-C

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA Bank, NA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 15, 1999,and with respect to the performance of the Trust during the month of May, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions
          to the Class Certificateholders, per
          $1,000 original certificate principal
          amount.

          (1)  The total amount of the distribution
          to Class A Certificateholders, per $1,000
          original certificate principal amount                 $    4.1586805

          (2)  The amount of the  distribution set
          forth in paragraph 1 above in respect of
          interest  on the Class A  Certificates, per
          $1,000 original certificate principal amount          $    4.1586805

          (3)  The amount of the  distribution set
          forth in paragraph 1 above in respect of
          principal  of the Class A  Certificates,per
          $1,000 original certificate principal amount          $    0.0000000

05/99                                                                    Page 2

     B)  Class A Investor Charge Offs and
         Reimbursement of Charge Offs

         (1)  The amount of Class A Investor
         Charge Offs                                            $    0.0000000

         (2)  The amount of Class A Investor Charge
         Offs set forth in paragraph 1 above, per
         $1,000 original certificate principal amount           $    0.0000000

         (3)  The total amount reimbursed in
         respect of Class A Investor Charge Offs                $    0.0000000

         (4)  The amount set forth in paragraph
         3 above, per $1,000 original certificate
         principal amount                                       $    0.0000000

         (5)  The amount, if any, by which the
         outstanding  principal balance of the
         Class A  Certificates exceeds the Class A
         Invested Amount after giving effect to all
         transactions on such Distribution Date                 $    0.0000000

     C)  Information Regarding Distributions to the
         Class B Certificateholders, per $1,000
         original certificate principal amount.

         (1)  The total amount of the distribution
         to Class B Certificatedholders, per $1,000
         original certificate principal amount                  $    4.2593750

         (2)  The amount of the distribution set forth
         in paragraph 1 above in respect of interest on
         the Class B Certificates, per $1,000 original
         cerificate principal amount                            $    4.2593750

         (3)  The amount of the distribution set forth
         in paragraph 1 above in respect of principal on
         the Class B  Certificates, per $1,000 original
         cerificate principal amount                            $    0.0000000

05/99                                                                     Page 3

     D)  Class B Investor Charge Offs and
         Reimbursement of Charge Offs

         (1)  The amount of Class B Investor
         Charge Offs                                            $    0.0000000

         (2)  The amount of Class B Investor Charge
         Offs set forth in paragraph 1 above, per
         $1,000 original certificate principal amount           $    0.0000000

         (3)  The total amount reimbursed in respect
         of Class B Investor Charge Offs                        $    0.0000000

         (4)  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount                                       $    0.0000000

         (5)  The amount, if any, by which the
         outstanding principal balance of the Class B
         Certificates exceeds the Class B Invested
         Amount after giving effect to all transactions
         on such Distribution Date                              $    0.0000000


                                        First USA Bank, NA,
                                        as Servicer


                                        By  /s/ TRACIE KLEIN
                                            --------------------------------
                                                Tracie H. Klein
                                                First Vice President